Exhibit 10.2
CONSENT LETTER
June 3, 2011
Gibraltar Industries, Inc.
3556 Lake Shore Road
Buffalo, New York 14219
Attention: Kenneth W. Smith
                 Senior Vice President and
                 Chief Financial Officer
Re: KeyBank’s Agented Credit Facility for Gibraltar Industries, Inc., et al.
Ladies and Gentlemen:
     Reference is made to that certain Third Amended and Restated Credit Agreement, dated as of July 24, 2009, among Gibraltar Industries, Inc., a Delaware corporation (“Gibraltar”), Gibraltar Steel Corporation of New York, a New York corporation (“GSNY” and, together with Gibraltar, collectively, “Borrowers” and, individually, each a “Borrower”), the lenders from time to time listed on Schedule 1 thereto (together with their respective successors and assigns, collectively, the “Lenders” and, individually, each a “Lender”), KeyBank National Association as the lead arranger, sole book runner and administrative agent for the Lenders (“Agent”), JPMorgan Chase Bank, N.A. and BMO Harris Financing, Inc., formerly known as BMO Capital Markets Financing, Inc., as co-syndication agents, and HSBC Bank USA, National Association and Manufacturers and Traders Trust Company, as co-documentation agents (as amended, the “Credit Agreement”). Capitalized terms used in this consent letter (this “Consent Letter”) and not otherwise defined herein shall be defined as set forth in the Credit Agreement.
     Borrowers have notified Agent and the Lenders that, on or about June 3, 2011, Southeastern Metals Manufacturing Company, Inc., a Florida corporation, a Guarantor of Payment, plans to acquire all of the outstanding capital stock of Pacific Award Metals, Inc., a California corporation (the “Target”), for an aggregate amount of cash Consideration of approximately Sixteen Million Dollars ($16,000,000) (the “Acquisition”).
     Borrowers have also notified Agent and the Lenders that the Target EBITDA of the Target (excluding proposed synergies and other post acquisition actions or enhancements) for the most recently completed twelve (12) consecutive calendar months is negative.
     Section 5.13(g)(iii) of the Credit Agreement prohibits Borrowers from effecting any acquisition if the target entity has not generated positive Target EBITDA (excluding proposed synergies and other post acquisition actions or enhancements) for the most recently completed twelve (12) consecutive months prior to such Acquisition. Borrowers have requested that Agent and the Lenders consent to the Acquisition, notwithstanding the restriction in Section 5.13(g)(iii) of the Credit Agreement.

     Agent and the Lenders hereby consent to the foregoing on the following conditions:
     (a) without giving effect to the terms of this Consent Letter, Borrowers shall be in compliance with Section 5.13 of the Credit Agreement (other than Section 5.13(g)(iii) of the Credit Agreement), both before and after the Acquisition;
     (b) after giving effect to the terms of this Consent Letter, no Default or Event of Default shall exist under the Credit Agreement or any other Loan Document;
     (c) the aggregate amount of Consideration paid by the Companies for the Acquisition shall not exceed Twenty Million Dollars ($20,000,000); and
     (d) Borrowers shall pay all legal fees and expenses of Agent in connection with this Consent Letter.
     Except as otherwise expressly specified in this Consent Letter, the Credit Agreement shall remain in full force and effect and shall be unaffected hereby. This Consent Letter (a) is a Loan Document pursuant to the Credit Agreement, (b) is not intended to, nor shall it, establish any course of dealing among Borrowers, Agent and the Lenders that is inconsistent with the express terms of the Credit Agreement, and (c) shall not operate as a waiver or amendment of any other right, power or remedy of Agent and the Lenders under the Credit Agreement or constitute a continuing consent of any kind. The consent requested by Borrowers and granted by Agent and the Required Lenders hereunder relates solely to the items set forth in this Consent Letter. No further consent has been requested or granted. This Consent Letter shall be governed by, and construed in accordance with, the internal laws of the State of New York.
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     This Consent Letter shall not be effective until (a) it has been executed by the Required Lenders, and (b) each Borrower and Guarantor of Payment have executed the attached Acknowledgment and Acceptance. This Consent Letter may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or electronic signature, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

Very truly yours, KEYBANK NATIONAL ASSOCIATION as Agent and as a Lender
By:	/s/ Timothy W. Kenealy
	Name:	Timothy W. Kenealy
	Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION as a Co-Documentation Agent and as a Lender
By:	/s/ Frank M. Eassa
	Name:	Frank M. Eassa
	Title:	Assistant Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY as a Co-Documentation Agent and as a Lender
By:	/s/ Jonathan Z. Falk
	Name:	Jonathan Z. Falk
	Title:	Vice President

JPMORGAN CHASE BANK, N.A. as a Co-Syndication Agent and as a Lender
By:	/s/ Marie C. Duhamel
	Name:	Marie C. Duhamel
	Title:	Vice President

BMO HARRIS FINANCING, INC. as a Co-Syndication Agent and as a Lender
By:
Name:
Title:

Signature Page 1 of 3 to Consent Letter

HARRIS N.A. as a Fronting Lender
By:
Name:
Title:

BANK OF AMERICA, N.A.
By:	/s/ Mary Louise Grzeskowiak
	Name:	Mary Louise Grzeskowiak
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION as successor to National City Bank
By:	/s/ William A. Feldmann
	Name:	William A. Feldmann
	Title:	Senior Vice President

US BANK, NATIONAL ASSOCIATION
By:	/s/ Kenneth R. Fieler
	Name:	Kenneth R. Fieler
	Title:	Assistant Vice President U.S. Bank, N.A.

RBS CITIZENS, NATIONAL ASSOCIATION
By:	/s/ Michael Kenneth
	Name:	Michael Kenneth
	Title:	Vice President

FIRST NIAGARA BANK, N.A.
By:	/s/ John C. Wright
	Name:	John C. Wright
	Title:	Vice President

COMERICA BANK
By:	/s/ Blake Arnett
	Name:	Blake Arnett
	Title:	Vice President

Signature Page 2 of 3 to Consent Letter

PNC BANK, NATIONAL ASSOCIATION
By:	/s/ William A. Feldmann
	Name:	William A. Feldmann
	Title:	Senior Vice President

Signature Page 3 of 3 to Consent Letter

ACKNOWLEDGMENT AND ACCEPTANCE
     Each of the undersigned hereby acknowledges and accepts the terms of the foregoing Consent Letter dated as of June ___, 2011. Each of the undersigned further certifies that the following statements are true as of the date hereof: (a) the representations and warranties contained in each of the Loan Documents are correct in all material respects as though made on and as of the date hereof, except to the extent that any thereof expressly relate to an earlier date; (b) after giving effect to the terms of the Consent Letter, no event has occurred and is continuing that constitutes a Default or Event of Default; and (c) the undersigned does not have any claim or offset against, or defense or counterclaim to, any obligation or liability of any of the undersigned under the Credit Agreement or any other Loan Document.
     This Acknowledgment and Acceptance is executed by the undersigned as of the date first written above.

GIBRALTAR INDUSTRIES, INC.
GIBRALTAR STEEL CORPORATION OF NEW YORK
AIR VENT INC.
ALABAMA METAL INDUSTRIES
CORPORATION
AMICO HOLDING COMPANY, INC.
APPLETON SUPPLY CO., INC.
CONSTRUCTION METALS, LLC
DIAMOND PERFORATED METALS, INC.
THE D.S. BROWN COMPANY
D.S.B. HOLDING CORP.
FLORENCE CORPORATION
FLORENCE CORPORATION OF KANSAS
GIBRALTAR STRIP STEEL, INC.
NOLL/NORWESCO, LLC
SEA SAFE, INC.
SOLAR GROUP, INC.
SOLAR OF MICHIGAN, INC.
SOUTHEASTERN METALS
MANUFACTURING COMPANY, INC.

By:	/s/ Kenneth W. Smith
Kenneth W. Smith
Chief Financial Officer

Signature Page to Acknowledgment and Acceptance